SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2006

X AND O COSMETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	68-0605151
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

107 St. Patrick's Street Donaldsonville, Louisiana	70346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (225) 473-7578

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.03 Material Modification to Rights of Securities Holders

On September 20, 2006, our Board of Directors approved a forward split of nine for one in which each shareholder of record on September 20, 2006 will be issued nine common shares in exchange for each share of their currently issued common stock.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 20, 2006, our Board of Directors approved an amendment to our Articles of Incorporation, increasing the authorized shares of the Company’s common stock from 100,000,000 to 900,000,000.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

3.1 State of Delaware Certificate of Amendment of Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

X AND O COSMETICS, INC.

By: /s/ Glen Landry
Glen Landry
President, Chief Executive Officer,
Chief Financial Officer and
Chief Accounting Officer